                          AMENDMENT OF PROMISSORY NOTE

                                                          September 27, 2002

The promissory note dated June 6, 2000 and amended March 21, 2001, September 30,
2001, December 17, 2001, March 28, 2002 and June 28, 2002, whereby Hayseed
Stephens agreed to loan Ness Energy International, Inc., up to $300,000.00 at an
interest rate of prime plus 2% to be repaid, including interest, in one payment by June 6, 2001. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows:

The repayment date is extended to October 1, 2003.

All other conditions remain unchanged.

1)  /s/ Rita Pritchard                    /s/ Hayseed Stephens Oil, Inc.
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        Witness                               Hayseed Stephens

2)  /s/ Deborah Tillery                   /s/ Bob Lee
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        Witness                               Ness Energy International, Inc.